UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2005

Accellent Corp.

 (Exact Name of Registrant as Specified in Charter)

Colorado	333-118675	91-2054669
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 West 7th Avenue, Suite 200, Collegeville, PA 19426-0992

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 489-0300

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 21, 2005, Accellent Corp. (the “Company”) announced that it had commenced a tender offer and consent solicitation pursuant to the Company’s Offer to Purchase and Consent Solicitation Statement (the “Offer to Purchase”) for its outstanding 10% Senior Subordinated Notes due 2012 (the “Notes”).  The consents were solicited to amend the indenture governing the Notes (the “Indenture”) eliminate substantially all of the restrictive and reporting covenants, certain events of default and certain other provisions contained in the Indenture.  On November 3, 2005, the Company announced that as of 5:00 p.m. New York City time, November 3, 2005 it had received the requisite consents to amend the Indenture.

As a result of the receipt of the requisite consents in respect of the Notes, the Company, the guarantors party to the Indenture and U.S. Bank National Association, as trustee, executed a supplemental indenture, dated November 3, 2005 (the “Supplemental Indenture”), to the Indenture in order to effect the proposed amendments to the Notes and the Indenture.  U.S. Bank National Association has been appointed Depositary for the tender offer and consent solicitation.

The Supplemental Indenture will not become operative unless and until the Notes that are validly tendered and not validly withdrawn before 5:00 p.m. New York City time on November 21, 2005 are accepted for purchase by the Company pursuant to the terms of the Offer to Purchase.

This description of the Supplemental Indenture is qualified in its entirety by reference to its complete text.  The Supplemental Indenture is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03  Material Modifications to Rights of Security Holders

See Item 1.01

Item 8.01  Other Events.

On November 3, 2005, the Company issued a press release announcing that it had received the requisite consents to amend the Indenture.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On November 4, 2005, the Company issued a press release announcing that it priced the previously announced tender offer and consent solicitation.  A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Exhibit Description

4.1	Supplemental Indenture, dated as of November 3, 2005, by and among Accellent Corp., the guarantors party to the Indenture and U.S. Bank National Association, as trustee.

99.1	Press release dated November 3, 2005.

99.2	Press release dated November 4, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELLENT CORP.

Date: November 4, 2005	By:	/s/ Stewart A. Fisher
	Name:	Stewart A. Fisher
	Title:	Chief Financial Officer, Vice President,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Supplemental Indenture, dated as of November 3, 2005, by and among Accellent Corp., the guarantors party to the Indenture and U.S. Bank National Association, as trustee.

99.1	Press release dated November 3, 2005.

99.2	Press release dated November 4, 2005.